UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 17, 2009

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas, New York, NY 10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 345-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

The following documents are filed with reference to the Registration Statement (No. 333-163405) on Form S-4 (the “Registration Statement”), filed by Marsh & McLennan Companies, Inc. with the Securities and Exchange Commission on November 30, 2009. Such documents are filed in connection with the issuance of shares under the Registration Statement pursuant to an Asset Purchase Agreement dated as of December 17, 2009.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

5.1	Opinion of the Deputy General Counsel of Marsh & McLennan Companies, Inc.

23.1	Consent of the Deputy General Counsel of Marsh & McLennan Companies, Inc. (contained in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Luciana Fato

Name:	Luciana Fato
Title:	Deputy General Counsel &

  Corporate Secretary

Date:	December 22, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit

5.1	Opinion of the Deputy General Counsel of Marsh & McLennan Companies, Inc.

23.1	Consent of the Deputy General Counsel of Marsh & McLennan Companies, Inc. (contained in Exhibit 5.1).

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